UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2009, the Federal Home Loan Bank of Topeka (FHLBank) announced that the following incumbent directors of FHLBank’s Board of Directors were elected for four-year terms commencing January 1, 2010, as follows:

• Andrew C. Hove, Jr., NeighborWorks Lincoln (Public Interest Director);
• Richard S. Masinton, CFO and Executive Vice President, Quinn Capital, LLC (Independent Director);
• Steven D. Hogan, Officer, Yampa Valley Bank, Steamboat Springs, Colorado (Member Director).

The current term for each of these directors expires December 31, 2009. The election of the directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (Bank Act) and the related regulations of the Federal Housing Finance Agency (FHFA).

Mr. Hove currently serves on the following committees: Audit and Operations. Mr. Masinton currently serves on the following committees: Compensation (Chair), Executive and Finance. Mr. Hogan currently serves on the following committees: Finance and Housing & Governance. At the time of this filing there has been no determination on which committees Messrs. Hove, Masinton and Hogan may serve in 2010.

On October 2, 2009, FHLBank filed a Form 8-K announcing that Mr. James R. Hamby, CEO of Vision Bank, N.A., Ada, Oklahoma and Mr. Bruce A. Schriefer, President and CEO, Bankers’ Bank of Kansas, N.A., Wichita, Kansas, were deemed elected as member directors of FHLBank’s Board of Directors. The Form 8-K filed by FHLBank on October 2, 2009, is incorporated herein by reference.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as member directors, are elected by FHLBank’s membership in each state. The remaining directors, known as independent directors, are elected through district-wide elections. At least two of the board’s independent directors must qualify as public interest directors. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

For a description of FHLBank’s director compensation, please refer to Item 11 of FHLBank’s 2008 10-K.

Also on November 25, 2009, FHLBank distributed a message to its members announcing the election of FHLBank directors. A copy of the message to members is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 5.02 of this current report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated November 25, 2009, announcing FHLBank’s election results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 25, 2009	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated November 25, 2009, announcing FHLBank’s election results.